2. GOING CONCERN	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the recoverability of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of approximately $8,858,166 during the period from March 24, 2011 (Date of Inception) through December 31, 2013 and has not fully commenced its operations. The Company is still in the development stages, raising substantial doubt about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent upon its ability to generate future profitable operations and repay its liabilities arising from normal business operations when they come due. At this time, the Company is no longer seeking additional sources of capital through the issuance of debt, equity, or joint venture agreements, but there can be no assurance the Company will be successful in accomplishing its objectives.

These consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of liabilities that might result from this uncertainty.

As of the filing date of this report on Form 10-K, management believes that it has adequate funding to ensure completion of the initial phases of its business plan: to license its thermal technologies and applications; to license or sell a mobile electric power system powered by the Company’s proprietary gearing system; and to license a plug-in hybrid conversion system for heavy duty trucks, buses and tractor trailers.